Exhibit 10.1

PREFERRED STOCK EXCHANGE AGREEMENT

This PREFERRED STOCK EXCHANGE AGREEMENT (this “Agreement”) is made and entered into as of the date set forth on the signature page hereto, by and between Exela Technologies, Inc., a Delaware corporation (the “Company”), and the holder listed on the signature page hereto (the “Holder”).

WHEREAS, the Holder owns certain shares of the Company’s Series A Perpetual Convertible Preferred Stock, par value $0.0001 per share (the “Preferred Stock”);

WHEREAS, the number of shares of Preferred Stock held by the Holder is set forth on Schedule 1 attached hereto;

WHEREAS, in order to improve the capital structure of the Company, the Company and the Holder desire to enter into this Agreement, pursuant to which, among other things, the Company and the Holder shall exchange the Preferred Stock identified on Schedule 1 (the “Preferred Shares”) for the number of shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) as calculated below (the “Exchange”);

WHEREAS, the Common Stock trades on the OTC Pink Market;

WHEREAS, following the Exchange, the Preferred Shares shall be automatically cancelled and terminated and the Holder shall have no further rights pursuant to the Preferred Shares; and

WHEREAS, the Exchange is being made in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”) and/or under Section 4(a)(2) of the Securities Act for transactions by an issuer not involving a public offering.

NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.            The Exchange. At the Closing (as defined below), the Company and the Holder shall exchange the Preferred Shares for Common Stock, as follows:

(a)            Closing. The Exchange shall occur remotely via the release of the Company’s signature on the third business day following the filing of the Company’s Form 10-Q for the quarter ended September 30, 2024 or other public release of results for such quarter (the “Closing”).

(b)            Exchange Shares. At the Closing, the Holder shall be entitled to receive such number of shares of Common Stock equal to the product of (x) the number of Preferred Shares and (y) the Liquidation Preference (as defined in the Certificate of Designations,  Preferences, Rights And Limitations  of Series A Perpetual Convertible Preferred Stock of Exela Technologies, Inc. dated as of July 12, 2017 as of the date of the Closing, divided by the Share Price (as defined below) (the “Exchange Shares”). No fractional shares or scrip representing fractional shares shall be issued in connection with the Exchange. As to any fraction of a share which the Holder would otherwise be entitled pursuant to the Exchange, the Company shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Share Price or round up to the next whole share. “Share Price” for purposes of this Agreement means a price that is the lesser of (x) the closing price of the Company’s Common Stock as reported on the OTC Pink as of 4 p.m. on the business day immediately preceding the Closing or (y) the average closing price of the Common Stock for the two (2) trading days immediately preceding the Closing.

(c)            Delivery. At the Closing, the Company shall deliver the Exchange Shares to the Holder (in electronic form as evidenced by the records of the Company and its transfer agent). At the Closing, and without further action, the Holder shall be deemed to have delivered to the Company (or its designee) for exchange and cancellation all of the original book entry Preferred Shares held by Holder.

(d)            Consideration. At the Closing, the Exchange Shares shall be issued to the Holder in exchange for the Preferred Shares without the payment of any other consideration by the Holder. The Holder hereby agrees that, upon and subject to the Closing, all of the Company’s obligations to the Holder under the terms and conditions of the Preferred Stock with respect to the Preferred Shares shall be automatically terminated and cancelled in full without any further action required, and that this Section 1(c) shall constitute an instrument of termination and cancellation of such shares of Preferred Stock.

(e)            [RESERVED].

(f)            Registration Rights. The Company confirms that the Exchange Shares shall be subject to any registration rights the Holder may have with the Company; provided that the Company and Holder shall work together in good faith to give effect to those rights as necessary given the Company is no longer listed on national securities exchange.

(g)            Other Documents. The Company and the Holder shall execute and/or deliver such other documents and agreements as are reasonably necessary to effectuate the Exchange pursuant to the terms of this Agreement.

2.            Representations and Warranties.

(a)            Holder Representations and Warranties. The Holder hereby represents and warrants to the Company:

(i)            The Holder is either an individual or an entity validly existing and in good standing under the laws of the jurisdiction of its organization.

(ii)            This Agreement has been duly authorized, validly executed and delivered by the Holder and is a valid and binding agreement and obligation of the Holder enforceable against the Holder in accordance with its terms, subject only to the limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors’ rights generally, and the Holder has full power and authority to execute and deliver this Agreement and the other agreements and documents referred to in Section 1(g) and to perform its obligations hereunder and thereunder.

(iii)            The Holder is an accredited investor (as defined in Rule 501(a) of Regulation D under the Securities Act) and/or either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Exchange Shares, and has so evaluated the merits and risks of such investment. The Holder is able to bear the economic risk of an investment in the Exchange Shares and, at the present time, is able to afford a complete loss of such investment.

(iv)            The Holder has been furnished with materials relating to the Exchange that have been requested by the Holder, including the Company SEC Documents (as defined below), and the Holder has had the opportunity to review the Company SEC Documents. The Holder has been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other investigation conducted by or on behalf of the Holder or its representatives or counsel will modify, amend or affect the Holder’s right to rely on the truth, accuracy and completeness of the Company SEC Documents and the Company’s representations and warranties contained in this Agreement. The Holder understands that nothing in the Company SEC Documents, this Agreement or any other materials presented to the Holder in connection with the Exchange constitutes legal, tax or investment advice. The Holder has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with the Exchange.

(v)            The Holder understands that the Exchange Shares are being offered, sold, issued and delivered to it in reliance upon specific provisions of federal and applicable state securities laws, and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein for purposes of qualifying for exemptions from registration under the Securities Act and applicable state securities laws. The Holder understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Exchange Shares or the fairness or suitability of the investment in the Exchange Shares nor have such authorities passed upon or endorsed the merits of the Exchange.

(vi)            The Holder is not acquiring the Exchange Shares as a result of any advertisement, article, notice or other communication regarding the Exchange Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general advertisement.

(vii)            The Holder acknowledges that the offer, sale, issuance and delivery of the Exchange Shares to it is intended to be exempt from registration under the Securities Act, by virtue of Section 3(a)(9) thereof and/or under Section 4(a)(2) of the Securities Act for transactions by an issuer not involving a public offering. The Holder understands that the Exchange Shares may be sold or transferred only in compliance with all federal and applicable state securities laws.

(viii)            The Holder understands that the Preferred Shares are, and as such the Exchange Shares will be, “restricted securities” and that neither the Preferred Shares of the Exchange Share have been registered under the Securities Act or any applicable state securities law and the Holder is acquiring the Exchange Shares as principal for its own account and not with a view to or for distributing or reselling such Exchange Shares or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Exchange Shares in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Exchange Shares in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Holder’s right to sell the Exchange Shares in compliance with applicable federal and state securities laws).

(ix)            The Holder owns and holds, beneficially and of record, the entire right, title, and interest in and to the Preferred Shares free and clear of all rights and Encumbrances (as defined below). The Holder has full power and authority to transfer and dispose of the Preferred Shares to the Company free and clear of any right or Encumbrance. Other than the transactions contemplated by this Agreement, there is no outstanding vote, plan, pending proposal, or other right of any person to acquire all or any of the Preferred Shares. As used herein, “Encumbrances” shall mean any security or other property interest or right, claim, lien, pledge, option, charge, security interest, contingent or conditional sale, or other title claim or retention agreement, interest or other right or claim of third parties, whether perfected or not perfected, voluntarily incurred or arising by operation of law, and including any agreement (other than this Agreement) to grant or submit to any of the foregoing in the future. Except as set forth on Schedule 1, the Preferred Shares constitute all of the Preferred Stock owned or held of record or beneficially owned or held by the Holder.

(b)            Company Representations and Warranties. The Company hereby represents and warrants to the Holder:

(i)            The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify would not have a Material Adverse Effect (as defined below). For purposes of this Agreement, “Material Adverse Effect” shall mean any material adverse effect on the business, operations, properties, or financial condition of the Company and its subsidiaries and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to perform any of its obligations under this Agreement.

(ii)            The Exchange Shares have been duly authorized by all necessary corporate action, and, when issued and delivered in accordance with the terms hereof, the Exchange Shares shall be validly issued and outstanding, fully paid and non-assessable, free and clear of all liens, encumbrances and rights of refusal of any kind.

(iii)            This Agreement has been duly authorized, validly executed and delivered on behalf of the Company and is a valid and binding agreement and obligation of the Company enforceable against the Company in accordance with its terms, subject to any limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors’ rights generally, and the Company has full power and authority to execute and deliver this Agreement and the other agreements and documents contemplated hereby and to perform its obligations hereunder and thereunder.

(iv)            The Company represents that it has not paid, and shall not pay, any commissions or other remuneration, directly or indirectly, to any third party for the solicitation of the Exchange pursuant to this Agreement. Other than the exchange of the Preferred Shares, the Company has not received and will not receive any consideration from the Holder for the Exchange Shares.

(v)            The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company as of the date hereof (including exhibits and all other information incorporated therein), and any required amendments to any of the foregoing, with the United States Securities and Exchange Commission (the “SEC,” and such filings, the “Company SEC Documents”). As of their respective filing dates, each of the Company SEC Documents complied in all material respects with the requirements of the Securities Act and of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder, applicable to such Company SEC Document. No Company SEC Document contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. No inquiries or any other investigation conducted by or on behalf of Holder or its representatives or counsel will modify, amend or affect Holder’s right to rely on the truth, accuracy and completeness of the Company SEC Documents and the Company’s representations and warranties contained in this Agreement.

(vi)            The Company hereby represents and warrants as of the date hereof and covenants and agrees from and after the date hereof that none of the terms offered to any other person or entity with respect to the Preferred Stock and relating to the terms, conditions and transactions contemplated hereby (each an “Exchange Document”), is or will be more favorable to such person or entity than those of the Holder and this Agreement. If, and whenever on or after the date hereof, the Company enters into an Exchange Document with such favorable terms, then (i) the Company shall provide notice thereof to the Holder immediately following the occurrence thereof and (ii) the terms and conditions of this Agreement shall be, without any further action by the Holder or the Company, automatically amended and modified in an economically and legally equivalent manner such that the Holder shall receive the benefit of the more favorable terms and/or conditions (as the case may be), provided that upon written notice to the Company at any time the Holder may elect not to accept the benefit of any such amended or modified term or condition, in which event the term or condition contained in this Agreement shall apply to the Holder as it was in effect immediately prior to such amendment or modification as if such amendment or modification never occurred with respect to the Holder. The provisions of this Section 2(b)(vi) shall apply similarly and equally to each Exchange Document.

(vii)            The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby (including, without limitation, the issuance of the Exchange Shares) will not (i) result in a violation of the certificate of incorporation or bylaws of the Company or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including foreign, federal and state securities laws and regulations and the rules and regulations by which any property or asset of the Company or any of its subsidiaries is bound or affected).

3.            Stock Ownership Governance.

(a)            Restrictions on Transfers. The Holder hereby covenants with the Company that neither it nor any of its Affiliates will Dispose (as defined below) of any of the Exchange Shares, except for sales pursuant to Rule 144 or pursuant to an effective registration statement or pursuant to any other transaction for which registration is not required under the Securities Act. With respect to any sale of Exchange Shares by the Holder pursuant to Rule 144 the Holder will (x) provide the Company with a copy of any notice required to be filed with the SEC prior to the sale with respect to such Exchange Shares and (y) notify the Company within two (2) business days after the completion of such sale transaction. As used in this Agreement, “Dispose” and variations thereof means any pledge, sale, contract to sell, sale of any option or contract to purchase, purchase of any option or contract to sell, grant of any option, right or warrant for the sale of, or other disposition of or transfer of any shares of Common Stock or any Common Stock equivalents.

(b)            Remedies. Without prejudice to the rights and remedies otherwise available to the parties, the Company shall be entitled to equitable relief by way of injunction if the Holder or any permitted transferee breaches or threatens to breach any of the provisions of this Section 3.

4.            Miscellaneous.

(a)            Entire Agreement. This Agreement constitutes the entire agreement and supersedes all other prior and contemporaneous agreements and understandings, both oral and written, between the Holder and the Company with respect to the subject matter hereof.

(b)            Amendment. This Agreement may only be amended with the written consent of the Holder and the Company.

(c)            Successors. All the covenants and provisions of this Agreement by or for the benefit of the Holder or the Company shall bind and inure to the benefit of their respective successors and assigns.

(d)            Applicable Law; Consent to Jurisdiction. The validity, interpretation and performance of this Agreement shall be governed in all respects by the laws of the State of Delaware, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. Each of the parties hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of Delaware or the United States District Court for the District of Delaware, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. Each party hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.

(e)            Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or drysign.exelatech.com ) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(f)            Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

(g)            No Commissions. Neither the Company nor the Holder has paid or given, or will pay or give, to any person, any commission, fee or other remuneration, directly or indirectly, in connection with the transactions contemplated by this Agreement.

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IN WITNESS WHEREOF, this Preferred Stock Exchange Agreement has been duly executed by the undersigned as of the date first written above.

HOLDER:

(ENTITY)

(Print Entity Name)

By:
Name:
Title:

(INDIVIDUAL)

(Signature)

(Print Name)

ACKNOWLEDGEMENT

This Preferred Stock Exchange Agreement is hereby accepted upon the terms and conditions set forth above.

EXELA TECHNOLOGIES, INC.

By:
Name:
Title:

Dated:

SCHEDULE 1

SERIES A PREFERRED STOCK BENEFICIALLY OWNED

PRIOR TO EXCHANGE AND BEING EXCHANGED

Shares	Number
Preferred Stock (All Series A held)
Preferred Shares (Series A to be Exchanged)